WEBSITE DEVELOPMENT COSTS (Details) (USD $)	Sep. 30, 2013	Sep. 30, 2012
Website Development Costs Details
Website developement costs	$ 517,766	$ 507,216
Trademarks	10,560	2,430
Total intangibles, gross	528,326	509,646
Less : Umulated amortization	(176,180)	(4,632)
Total intangibles, net	$ 352,146	$ 505,014